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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report incorporated by reference in, and to the reference to our firm under the caption "Named Experts" in, the Registration Statement on Form S-8 pertaining to the 1999 Non-Qualified Stock Option Plan For Employees Other Than Officers Of Ortel Corporation



                                    /s/ KPMG LLP

Los Angeles, California
November 8, 1999

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